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                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under sec.240.14a-12

                           DUQUESNE LIGHT HOLDINGS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2)of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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THE FOLLOWING IS A LETTER THAT WILL BE SENT TO OUR SHAREHOLDERS OF RECORD ON OR
ABOUT APRIL 1, 2004, IN CONJUNCTION WITH THE MAILING OF THE APRIL 1, 2004 DIVIDEND.

                         [DUQUESNE LIGHT HOLDINGS LOGO]


SHAREHOLDER                                            [PHOTO]
S I D E L I G H T S


Annual Meeting May 27

     You soon will be receiving our 2003 Annual Report, along with proxy material for the Annual Meeting of Shareholders, which will take place at 10 a.m., Thursday, May 27, at the Manchester Craftsmen's Guild Auditorium, located at 1815 Metropolitan St. on Pittsburgh's North Shore.

     As noted in this newsletter over the past two years, the goal of our Back-to-Basics strategy was to transition our company back to a traditional electric utility business with a strong balance sheet, a predictable earnings stream and a focus on shareholder value. The 2003 annual report, which also will be available for viewing on our website, www.duquesnelight.com, details how the company has done exactly what it told shareholders we planned to do when we began implementing that vision. At the May 27 annual meeting, I look forward to sharing with you how Duquesne Light is building its future as we continue to meet the commitments made when we announced the Back-to-Basics plan.

     The proxy material enclosed with the annual report details proposals to be voted on at the meeting, including the election of directors, approval of amendments to the 2002 Long-Term Incentive Plan and ratification of Deloitte & Touche LLP as auditors. Each proposal is fully explained in the "Notice of 2004 Annual Meeting and Proxy Statement."

     Shareholders who owned common stock, as of March 10, 2004, are eligible to vote and to attend the meeting. Whether or not you plan to attend, I encourage you to vote your proxy.

Register Your Vote Electronically
     More than a third of the votes at last year's annual meeting were registered electronically. Once again, we are offering shareholders the option of electronic voting of their proxy via the telephone or through the Internet. Using this free service will enable us to process votes quicker and save money.

     You will be able to vote your shares at your convenience. Telephone and Internet voting will be accepted 24 hours a day, seven days a week, through May 26.

     To vote by Internet, go to www.votefast.com and follow the simple instructions. Make sure you have your proxy card available when you access the website.

     To vote by telephone, also have your proxy card available and follow the simple instructions when you call the toll-free number, 1-800-542-1160. A touch-tone telephone is needed to use this option.

     If you prefer to vote by mail, please mark, sign and date your proxy card and return it in the postage-paid envelope to Duquesne Light Holdings, Inc., Box 68, Pittsburgh, PA 15230.

     If you have not received your proxy material by May 1, please call us using our toll-free Shareholder Relations number, 1-800-247-0400 (412-393-6167 in Pittsburgh).

     Again, I look forward to sharing the significant progress we made last year with those of you who plan to attend our annual meeting.

Sincerely,


/s/ Morgan K. O'Brien

Morgan K. O'Brien
President and Chief Executive Officer



April 2004


Write To Us:
Shareholder Relations
411 Seventh Avenue, 7-4
Pittsburgh, PA 15219

or Call Us:
Toll-free: 1-800-247-0400
In Pittsburgh: 412-393-6167

or Fax Us:
412-393-1263

or Email Us:
share@duquesnelight.com

or Visit Our Website:
www.duquesnelight.com

Co-Transfer Agent and Registrar:
Inquiries or questions regarding
transferring stock certificates
should be directed, in writing, to:

Wells Fargo Shareowner Services
PO Box 64874
St. Paul, MN 55164-0874

You can check the status of a
stock-certificate transfer by
calling 1-800-468-9716.


                    VISIT OUR WEBSITE: www.duquesnelight.com

[DUQUESNE LIGHT HOLDINGS LOGO]

SHAREHOLDER
S I D E L I G H T S

    VARIETY OF FREE ONLINE SERVICES AVAILABLE
     Shareholders with Internet access can take advantage of a variety of free services offered by Duquesne Light Holdings. Following are ways you can view or make changes to your account information online, as well as sign up for dividend reinvestment or direct deposit of your dividends.

View Account Info Online
     Shareholders with Internet access who directly own stock can view -- and make changes to -- their accounts online.
     You can get detailed information from your computer, ranging from payment and reinvestment history to certificate detail, Form 1099-DIV data and other general account information. You also can make changes to your account using this free, secure, online service.
     Follow the simple steps at www.shareowneronline.com to enroll.

Dividend Reinvestment Options Available on Website
     More than 60 percent of our shareholders acquire additional shares of Duquesne Light Holdings common stock through reinvestment of their dividends and automatic cash contributions from their bank accounts. The "For Our Investors" section of our website, WWW.DUQUESNELIGHT.COM, enables you to email to us or download forms needed to take advantage of the following ELECTRI-Stock services:

     -    purchase of shares at a nominal commission
     -    sale of shares at a nominal commission
     -    automatic cash contributions
     -    acceptance of certificates for safekeeping
     -    request of stock certificates from safekeeping
     -    re-registration of some or all of a shareholder's shares
     -    creation of new accounts as gifts
     -    direct purchase of Duquesne Light Holdings stock

     You also can use our website to obtain a prospectus on this popular program. If you do not have access to a personal computer with Internet access, our friendly shareholder relations staff can send you the necessary forms or the prospectus. See the front page of this newsletter for our toll-free numbers.

Direct Deposit Sign-Up Also Available on Web
     You also can use the "For Our Investors" section of our website to join the almost 20 percent of Duquesne Light Holdings shareholders who enjoy the advantages of our direct deposit of dividends program.
     As part of this free service, dividend funds are electronically transferred to a checking or savings account on the payable date, and are available immediately. A confirmation of the deposit is mailed to you.
      You can join the program by filling out the downloadable form on our website.
      The form also is available by calling or writing us.





                    VISIT OUR WEBSITE: www.duquesnelight.com